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                                  AMENDMENT #1

                                       TO

                    EMPLOYMENT AGREEMENT AND OPTION AGREEMENT

         THIS AMENDMENT #1 TO EMPLOYMENT AGREEMENT AND OPTION AGREEMENT (this "Amendment") is made and entered into as of August 13, 2001 (the "Effective Date") by and between QUIDEL CORPORATION, a Delaware corporation (the "Company"), and ANDRE DE BRUIN, an individual ("de Bruin").

                                   BACKGROUND

         A. The Company and de Bruin previously entered into that certain Employment Agreement (the "Employment Agreement") and that certain Stock Option Agreement (the "Option Agreement"), each dated June 9, 1998.

         B. The purpose and intent of this Amendment is to amend certain terms of the Employment Agreement, effective as of the Effective Date hereof, as a result of changes in de Bruin's title, duties and compensation and in the context of his continuing employment with the Company.

         C. It is further intended by the parties that, as long as de Bruin continues to be employed by the Company as provided herein, he shall continue to vest as to the options granted under the Option Agreement and shall be deemed for all other purposes under the Option Agreement to be actively employed by the Company.

                                    AGREEMENT

         1. EMPLOYMENT. Section 1 of the Employment Agreement is hereby deleted and replaced with the following:

                  "THE COMPANY HEREBY ENGAGES AND EMPLOYS DE BRUIN AS ITS EXECUTIVE CHAIRMAN OF THE BOARD OF DIRECTORS AND DE BRUIN ACCEPTS SUCH EMPLOYMENT AND POSITION UPON THE TERMS AND SUBJECT TO THE CONDITIONS SET FORTH HEREIN."

         2.       DUTIES AND RESPONSIBILITIES. The first three (3) sentences of
Section 2 of the Employment Agreement are hereby deleted and are replaced with the following, it being the intent of the parties that the fourth (4th) sentence of such Section 2 shall remain unamended and in full force and effect:


                  "IN CONNECTION WITH THE PROJECTS AND TASKS TO BE PERFORMED BY DE BRUIN IN HIS EXECUTIVE CAPACITY, DE BRUIN SHALL REPORT DIRECTLY TO THE COMPANY'S CHIEF EXECUTIVE OFFICER (THE "CEO") AND WILL PRIMARILY WORK OUT OF LOCATIONS AND FROM FACILITIES SELECTED BY DE BRUIN THAT ARE NEITHER OWNED NOR LEASED BY THE COMPANY. DURING THE TERM OF THIS AGREEMENT, DE BRUIN SHALL PERFORM SUCH DUTIES AND FUNCTIONS AS ARE


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                  CONSISTENT WITH HIS ROLE AS EXECUTIVE CHAIRMAN AND AS MAY FROM
                  TIME TO TIME BE ASSIGNED TO HIM BY THE CEO. FROM THE EFFECTIVE DATE UNTIL THE SIX-MONTH ANNIVERSARY OF THE EFFECTIVE DATE, DE BRUIN SHALL MAKE HIMSELF AVAILABLE TO WORK AN AGGREGATE OF 520 HOURS IN HIS EXECUTIVE CAPACITY FOR QUIDEL (I.E., AN AVERAGE
                  OF APPROXIMATELY 20 HOURS PER WEEK, IT BEING UNDERSTOOD THAT THE SPECIFIC LEVEL OF WORK EACH GIVEN WEEK MAY VARY WIDELY). FROM THE SIX-MONTH ANNIVERSARY OF THE EFFECTIVE DATE UNTIL THE ONE-YEAR ANNIVERSARY OF THE EFFECTIVE DATE, DE BRUIN SHALL
                  MAKE HIMSELF AVAILABLE TO WORK AN AGGREGATE OF 260 HOURS IN
                  HIS EXECUTIVE CAPACITY FOR QUIDEL (I.E., AN AVERAGE OF 10
                  HOURS PER WEEK, AGAIN WITH THE UNDERSTANDING THAT THE SPECIFIC LEVEL OF WORK EACH GIVEN WEEK MAY VARY WIDELY). AFTER THE ONE-YEAR ANNIVERSARY OF THE EFFECTIVE DATE AND UNTIL THIS AGREEMENT IS TERMINATED AS PROVIDED HEREIN, DE BRUIN AGREES TO MAKE HIMSELF AVAILABLE TO WORK IN HIS EXECUTIVE CAPACITY FOR QUIDEL AN AVERAGE OF TEN (10) HOURS PER WEEK."

         3. COMPENSATION. Section 3(a) of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

                           "(a)     SALARY. FROM THE EFFECTIVE DATE UNTIL THE
                  SIX-MONTH ANNIVERSARY OF THE EFFECTIVE DATE, THE COMPANY AGREES TO PAY DE BRUIN A SALARY EQUAL TO $16,667 PER MONTH (I.E., 50% OF HIS MONTHLY SALARY RATE IMMEDIATELY PRIOR TO THE EFFECTIVE DATE), PAYABLE IN THE COMPANY'S NORMAL CYCLE, LESS ALL AMOUNTS REQUIRED BY LAW TO BE WITHHELD OR DEDUCTED. FROM THE SIX-MONTH ANNIVERSARY OF THE EFFECTIVE DATE UNTIL TERMINATION OF THIS AGREEMENT, THE COMPANY AGREES TO PAY DE BRUIN A SALARY EQUAL TO $8,334 PER MONTH (I.E., 25% OF HIS MONTHLY SALARY RATE IMMEDIATELY PRIOR TO THE EFFECTIVE DATE), AGAIN IN THE NORMAL CYCLE AND LESS ALL AMOUNTS REQUIRED BY LAW TO BE WITHHELD OR DEDUCTED. DURING THE TERM OF THIS AGREEMENT, DE BRUIN SHALL NOT BE ENTITLED TO ANY ADDITIONAL COMPENSATION FOR HIS BOARD DUTIES AS CHAIRMAN OF THE BOARD OF DIRECTORS OR AS A RESULT OF HIS ROLE AS AN ACTIVE DIRECTOR OF THE COMPANY. AFTER TERMINATION OF THIS AGREEMENT, AND FOR AS LONG AS DE BRUIN SERVES AS CHAIRMAN OF THE BOARD OF DIRECTORS AND/OR AN ACTIVE DIRECTOR OF THE COMPANY, DE BRUIN'S COMPENSATION SHALL BE DETERMINED IN ACCORDANCE WITH THE THEN-CURRENT COMPANY POLICIES FOR COMPENSATION OF OUTSIDE BOARD MEMBERS."

         4. VACATION. Section 3(c)(1) of the Employment Agreement is hereby deleted and replaced with the following:

                  "(1)     AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF
                  THIS AMENDMENT, THE COMPANY SHALL PAY DE BRUIN IN CASH FOR ALL ACCRUED, UNPAID VACATION DE BRUIN HAS EARNED UP TO THE EFFECTIVE DATE. DE BRUIN SHALL ACCRUE VACATION LEAVE AFTER THE EFFECTIVE DATE ON A PRO


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                  RATA BASIS CONSISTENT WITH THE PERCENTAGE OF MONTHLY SALARY
                  RATE BEING PAID."

         5.       BONUSES. The following sentence is hereby added to the end of
Section 3(c)(5) of the Employment Agreement:

                  "NOTWITHSTANDING THE FOREGOING, AS TO PARTICIPATION IN BONUS AND INCENTIVE PLANS AFTER THE EFFECTIVE DATE DE BRUIN SHALL BE PAID, IF HE REMAINS AN EMPLOYEE HEREUNDER THROUGH AT LEAST DECEMBER 31, 2001, A BONUS FOR CALENDAR YEAR 2001 EQUAL TO 75% OF WHAT HE WOULD HAVE RECEIVED UNDER THE COMPANY'S EXISTING BONUS PLAN HAD DE BRUIN REMAINED THE COMPANY'S FULL-TIME CEO FOR THE ENTIRE 2001 YEAR. IT IS AGREED THAT DE BRUIN SHALL NOT PARTICIPATE IN MANAGEMENT BONUS PROGRAMS FOR PERIODS AFTER DECEMBER 31, 2001 UNLESS OTHERWISE DETERMINED IN THE SOLE DISCRETION OF THE COMPANY'S COMPENSATION COMMITTEE."

         6. OFFICE/ADMINISTRATIVE ALLOWANCE. The following new Section 3(c)(6) is hereby added to the Employment Agreement:

                  "(6)     DURING THE TERM OF THIS AGREEMENT, THE COMPANY SHALL
                  PAY TO DE BRUIN AN OFFICE/ADMINISTRATIVE ALLOWANCE EQUAL TO $1,000 PER MONTH IN FULL SATISFACTION OF THE COMPANY'S OBLIGATION TO REIMBURSE DE BRUIN FOR HIS OFF-SITE OFFICE EXPENSES. THE COMPANY SHALL PROVIDE AND PAY FOR ALL NECESSARY COMMUNICATION SUPPORT, INCLUDING COMPUTER AND TELEPHONE."

         7. TERM/TERMINATION. Section 6 of the Employment Agreement is hereby deleted in its entirety and replaced with the following:

                           "TERM AND TERMINATION. THIS AGREEMENT MAY BE
                  TERMINATED BY EITHER PARTY (I) UPON AT LEAST THREE (3) MONTHS' ADVANCE WRITTEN NOTICE SPECIFYING THE TERMINATION DATE IF THE TERMINATION IS WITHOUT "CAUSE," OR (II) IMMEDIATELY UPON THE SENDING OF WRITTEN NOTICE IF THE TERMINATION IS FOR "CAUSE"; PROVIDED, HOWEVER, THAT NEITHER PARTY MAY UNILATERALLY SPECIFY A TERMINATION DATE PRIOR TO THE ONE-YEAR ANNIVERSARY OF THE EFFECTIVE DATE UNLESS THE TERMINATION IS FOR "CAUSE." CAUSE SHALL MEAN (1) THE MATERIAL BREACH OF THIS AGREEMENT WHICH REMAINS UNCURED FOR A PERIOD OF THIRTY (30) CALENDAR DAYS AFTER RECEIPT OF A WRITTEN NOTICE SPECIFYING THE NATURE OF SUCH MATERIAL BREACH; (2) FRAUD; (3) PERSONAL DISHONESTY INVOLVING MONEY OR PROPERTY OF THE COMPANY OR THAT RESULTS IN MATERIAL HARM TO THE COMPANY; (4) A SERIOUS BREACH OF FIDUCIARY DUTY TO THE COMPANY INVOLVING PERSONAL PROFIT; (5) CONVICTION OF A FELONY; OR (6) DEATH OR DISABILITY."


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         8.       NOTICES. Section 13 of the Employment Agreement is revised to provide that notices to de Bruin shall be sent to the following address:

                  ANDRE DE BRUIN
                  7359 FAY AVENUE
                  LA JOLLA, CALIFORNIA  92037

         9. OPTIONS. The parties specifically acknowledge and agree that, during the term of this Agreement (as amended), de Bruin shall be for all purposes be deemed actively employed by the Company under the terms of the Option Agreement. This shall mean, for example, that during the term of this Agreement de Bruin shall continue to vest as to the options granted under the Option Agreement. Under no circumstances shall the fact that de Bruin's employment with the Company is part-time be deemed a termination of employment.

         10. NO OTHER CHANGES. Except as otherwise set forth herein, the existing terms and provisions of the Employment Agreement and Option Agreement remain in full force and effect.

         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the Effective Date.

QUIDEL CORPORATION                            ANDRE DE BRUIN

By:  Julie A. DeMeules                        By:   /s/ Andre de Bruin
   ------------------------------------          -------------------------------
                                                        Andre de Bruin
Title:  Vice President, Human Resources
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